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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                             --------------------


                                   FORM 8-K

                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  February 6, 1995
                                                   (January 23, 1995)
                                                   ------------------


                            DeVlieg-Bullard, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


      Delaware                     0-18198                     62-1270573
  ---------------                -----------                ----------------
  (State or other                (Commission                (I.R.S. Employer
  jurisdiction of                File Number)              Identification No.)
   incorporation)


    One Gorham Island, Westport, CT                              06880
- - - ----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)



      Registrant's telephone number, including area code: (203) 221-8201
                                                          --------------
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Item 2.     Acquisition of Assets

On January 23, 1995, DeVlieg-Bullard, Inc. (the "Company"), in accordance with the terms of the Asset Purchase Agreement (the "Agreement") dated January 23, 1995, by and between the Company, Mideastern, Inc., a Pennsylvania corporation ("Seller") and James A. Gouker, Stanley L. Harbold, Gerald R. Paradis and James
F. Harnish (collectively, the "Shareholders") consummated the acquisition of substantially all of the assets, properties, rights and business of Seller relating to or used or employed in connection with Seller's business (the "Purchased Assets"). Mideastern, Inc., headquartered in Abbottstown, Pennsylvania, manufactures, markets, rebuilds and services New Britain Machine brand machine tools and parts therefor.

In addition to the Purchased Assets, the Company assumed all obligations and liabilities of Seller of any kind, character and description, whether accrued, absolute, contingent or otherwise (collectively, the "Assumed Liabilities"), other than any liabilities or obligations of Seller (i) not relating to the business of Seller, (ii) certain income tax liabilities relating to Seller's business or the Purchased Assets for any period ending on or before January 1, 1995, the effective date of the closing, (iii) liabilities of Seller to any of the Shareholders, and (iv) liabilities relating to any untrue representation, misrepresentation, breach of warranty or nonfulfillment of any covenant, agreement or obligation by or of Seller or any of the Shareholders contained in the Agreement.

The aggregate purchase price for the Purchased Assets was $3,700,000 plus the Assumed Liabilities. The Company paid $3,100,000 in cash on January 23, 1995 and delivered to Seller a promissory note (the "Earnout Note") in the original principal amount of $600,000. The cash consideration was funded through available borrowings under the Company's revolving credit agreement with its senior lender. The Earnout Note is subordinated to the Company's indebtedness to its senior lender. The Earnout Note bears interest at an annual rate of eight percent (8%) which is payable monthly in arrears commencing February 15, 1995; provided, however, that no monthly installments of interest are payable following any January 31 in which an installment of principal is not due and payable. In such event, interest is not due and payable until January 31, 1998, when interest shall be due and payable in an aggregate amount on the principal actually due and payable under the Earnout Note. The principal is due and payable in annual installments of $200,000 contingent upon the attainment of certain earnings objectives.

In conjunction with the acquisition, the Company granted stock options (the "Options") to the Shareholders which allow the Shareholders to acquire an aggregate of 100,000 shares of the Company's common stock at an exercise price of $1.50 per share. The Options are exercisable at any time, in whole or in part, after January 27, 1995 and expire January 27, 2000. The Options contain a contingent redemption feature which provides that the Company will pay the Shareholders, at the option of the Shareholders, $1.50 per share (an aggregate of $150,000) if the Company's common stock price is not at least $3.50 per share on January 27, 1998.




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In connection with the acquisition, the Shareholders entered into employment agreements with the Company which are for three year terms.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

 (a)     Financial Statements of Business Acquired:

         Report of Independent Accountants

         Balance Sheets of Mideastern, Inc. as of December 31, 1994 and 1993

         Statements of Operations and Retained Earnings of Mideastern, Inc. for the years ended December 31, 1994 and 1993

         Statements of Cash Flows of Mideastern, Inc. for the years ended December 31, 1994 and 1993

         Notes to Financial Statements

 The foregoing financial information is not being filed at this time. The Company anticipates filing this information under cover of Form 8-K/A on or before March 23, 1995.

 (b)     Pro Forma Financial Information:

         Pro Forma consolidated balance sheet giving effect to the acquisition of Mideastern, Inc. as of October 31, 1994 (unaudited)

         Pro Forma consolidated statements of operations giving effect to the acquisition of Mideastern, Inc. for the year ended July 31, 1994 (unaudited) and for the three months ended October 31, 1994 (unaudited)

 The foregoing financial information is not being filed at this time. The Company anticipates filing this information under cover of Form 8-K/A on or before March 23, 1995.

  (c)  Exhibits:

  (2.1) Asset Purchase Agreement dated January 23, 1995, by and between DeVlieg-Bullard, Inc., Mideastern, Inc., and the shareholders of Mideastern, Inc. (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to this agreement are omitted but will be provided supplementally to the Commission upon request.)


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(10.1)     Earnout Note dated January 23, 1995 in the principal amount of
           $600,000 issued by DeVlieg-Bullard, Inc. to Mideastern, Inc.

(10.2) Form of Stock Option Agreement dated January 27, 1995 by DeVlieg-Bullard, Inc. and James F. Harnish (Pursuant to Item 601 of Regulation S-K, sustantially identical agreements with each of James
           A. Gouker, Stanley L. Harbold and Gerald R. Paradis have been omitted but will be provided supplementally to the Commission upon request.)

(10.3) Form of Employment Agreement dated January 23, 1995 by DeVlieg-Bullard, Inc. and James F. Harnish (Pursuant to Item 601 of Regulation S-K, sustantially identical agreements with each of James
           A. Gouker, Stanley L. Harbold and Gerald R. Paradis have been omitted but will be provided supplementally to the Commission upon request.)




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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       DEVLIEG-BULLARD, INC.


                                       By:    /s/ Lawrence M. Murray
                                              --------------------------------
                                       Name: Lawrence M. Murray
                                       Title: Vice President and
                                              Chief Financial Officer


Date: February 6, 1995



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EXHIBIT INDEX


Exhibit
Number                     Description
- - - -------                    -----------
2.1                        Asset Purchase Agreement
10.1                       Earnout Note
10.2                       Stock Option Agreement
10.3                       Employment Agreement
